SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                        ______________________

                              FORM 8-K



                           CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



                            Date of Report
                  (Date of earliest event reported)
                            March 31, 1995



                      UNION CARBIDE CORPORATION
        (Exact name of registrant as specified in its charter)



                               New York
            (State or other jurisdiction of incorporation)



        1-1463                               13-1421730
(Commission File Number)          (IRS Employer Identification No.)



    39 Old Ridgebury Rd, Danbury, CT            06817-0001
(Address of principal executive offices)        (Zip code)



                  Registrant's telephone number,
                including area code 203-794-2000



   Total number of sequentially numbered pages in this filing, including exhibits thereto:  99






Item 2.  ACQUISITION OF ASSETS

         On March 31, 1995, Union Carbide Corporation ("UCC") acquired 50% of the equity of Polimeri Europa S.r.l. ("PE"), a joint venture company. EniChem S.p.A. ("EniChem") retained the other 50% of the equity in PE. In anticipation of UCC's acquisition of its equity interest, EniChem had transferred to PE all of its polyethylene business, excluding its wire and cable compounds business. The purchase price for UCC's 50% share of the joint venture's equity was DM323,000,000, and was determined by arms-length negotiations between UCC and EniChem.

         The joint venture's business includes polyethylene production and research and development facilities in Italy, Germany and France, ethylene steam crackers in Italy and France, EniChem's polyethylene resin technology, and EniChem's polyethylene sales activities. The venture also holds a non-exclusive license of UCC's UNIPOL technology. The shareholders intend to use the joint venture's assets to continue to operate the polyethylene business.

         The purchase price was paid in full at the closing, and was funded through a portion of the proceeds of the January 1995 recapitalization of UCAR International Inc. and operating cash flows.

         This description of UCC's acquisition of a 50% interest in the joint venture is qualified in its entirety by reference to the Stock Purchase and Sale Agreement dated as of February 9, 1995, as amended by letter agreement dated March 31, 1995, between EniChem S.p.A. and Union Carbide Corporation, a copy of which is attached to this report as an exhibit.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.
         (b)  Pro Forma Financial Information.

              UCC intends to file with the Commission, if required, within the time period set forth in subparagraph (a)(4) of Item 7 of Form 8-K, audited financial statements for the business acquired and pro forma financial statements reflecting the acquisition so that UCC will be in compliance with Rule 3-05 of Regulation S-X. It is impractical to provide the required audited financial statements of the business acquired or the aforesaid pro forma financial statements at this time, therefore, said financial statements, if required, will be filed with the Commission as soon as practicable, but no later than June 14, 1995.


         (c)  Exhibits.

              2.  Stock Purchase and Sale Agreement dated as of
                  February 9, 1995, as amended by letter agreement dated March 31, 1995, between EniChem S.p.A. and Union Carbide Corporation.

















Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Date:  April 10,1995



                                        UNION CARBIDE CORPORATION





                                        By     J. MACDONALD
                                               J. Macdonald
                                               Assistant Secretary






                             EXHIBIT INDEX



Exhibit

   2.      Stock Purchase and Sale Agreement dated as of
           February 9, 1995, as amended by letter agreement dated
           March 31, 1995, between EniChem S.p.A. and Union Carbide
           Corporation.



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